                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549



                                    FORM 8-K

                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported)     June 6, 1995


                                 DIGICON INC.
         ------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                     Delaware
              --------------------------------------------------
                 (State or other jurisdiction of incorporation)


                 1-7427                                   74-1532491
- ----------------------------------------      ---------------------------------
        (Commission File Number)              (IRS Employer Identification No.)


     3701 Kirby Drive, Houston, Texas                        77098
- -------------------------------------------------------------------------------
(Address of principal executive offices)                    (Zip Code)


   Registrant's telephone number, including area code      (713) 526-5611
                                                      ----------------------

                                Not Applicable
       -----------------------------------------------------------------
         (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS

         On June 6, 1995, Digicon Inc. sold its joint venture interests in the former Soviet Union to its partner MD Seis International Limited ("Seis") in consideration for Seis' return to Digicon of 1,708,497 shares of Digicon common stock, and payment to Digicon of approximately $9,000,000 in cash and short term notes, and a royalty of up to $1,500,000 based upon future sales of a current Caspian Sea spec data project. The June 6, 1995 News Release of Digicon Inc. concerning this sale is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)     Financial Statements of Businesses Acquired.  Not applicable.

         (b)     Pro Forma Financial Information.  Not applicable.

         (c)     Exhibits.

                 20 News Release of Digicon Inc. dated June 6, 1995 (filed herewith).

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



June 8, 1995                               DIGICON INC.



                                           By:  /s/ STEPHEN J. LUDLOW
                                               ------------------------------
                                                Stephen J. Ludlow, President





                                      -2-